Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 27, 2013 (this “Amendment”), by and among the Lenders party hereto, Citibank, N.A., in its capacity as administrative agent for the Lenders (the “Agent”), Sealed Air Corporation (the “Company”) as a Borrower, the other Borrowers (together with the Company, each, a “Borrower” and collectively the “Borrowers”), the other Loan Parties and the Lenders providing Replacement Term Loans party hereto.

W I T N E S S E T H :

WHEREAS, the Agent, the Lenders, the Borrowers and the other Loan Parties have entered into that certain Amended and Restated Syndicated Facility Agreement, dated as of November 15, 2012, by and among the Agent, the Lenders, the Borrowers and the other Loan Parties thereto (as from time to time amended, modified or supplemented, the “Credit Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement);

WHEREAS, the Borrowers and the other Loan Parties desire to modify certain terms of the Credit Agreement, including replacing and/or converting the outstanding Term B-1 Advances and Euro Term B-1 Advances with and/or into Replacement Term Loans in accordance with the terms of Section 9.01 of the Credit Agreement;

WHEREAS, by this Amendment, the Agent, the Lenders party hereto, the Borrowers and the other Loan Parties have agreed to amend the Credit Agreement as hereinafter set forth;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended and modified as follows:

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Credit Agreement, among the Borrowers, the other Loan Parties, the Agent and certain Lenders.

“First Amendment Effective Date” means the date on which all of the conditions contained in Section 2 of the First Amendment have been satisfied or waived by the Agent.

Sealed Air - Amendment No. 1

(b) Section 1.01 of the Credit Agreement is hereby amended by restating clauses (a) and (b) of the definition of “Applicable Margin” as follows:

“(a) the Term B-1 Facility, (i) 2.25% per annum for Eurocurrency Rate Advances and (ii) 1.25% per annum for Base Rate Advances; (b) the Euro Term B-1 Facility, (i) 2.75% per annum for Eurocurrency Rate Advances and (ii) 1.75% per annum for Base Rate Advances;”;

(c) Section 1.01 of the Credit Agreement is hereby amended by amending the proviso to the definition of “Eurocurrency Rate” to replace the percentage “1.00%” with the percentage “0.75%”; and

(d) Section 2.11(a)(ii) of the Credit Agreement is hereby amended by replacing each instance of the word “first” with the phrase “six-month” and each instance of the term “Restatement Effective Date” with the term “First Amendment Effective Date”.

2. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent (the date of such satisfaction, the “Effective Date”):

(a) receipt by the Agent of a Notice of Borrowing completed by the applicable Borrowers with respect to the Replacement Term Loans, prior to the Effective Date;

(b) the execution and delivery of this Amendment by the Borrowers, the Loan Parties, the Agent and the Replacement Lenders (as defined below);

(c) receipt by the Agent of (i) Replacement Term Loans with respect to the Term B-1 Facility made by the respective financial institutions signatory hereto (the “Term B-1 Replacement Lenders”) in an aggregate principal amount equal to the aggregate principal amount of Term B-1 Advances outstanding on the Effective Date and (ii) Replacement Term Loans with respect to the Euro Term B-1 Facility made by the respective financial institutions signatory hereto (the “Euro Term B-1 Replacement Lenders” and, together with the Term B-1 Replacement Lenders, the “Replacement Lenders”) in an aggregate principal amount equal to the aggregate principal amount of Euro Term B-1 Advances outstanding on the Effective Date; provided that, notwithstanding anything to the contrary above, Replacement Lenders that are Lenders under the Credit Agreement prior to the Effective Date may elect to convert outstanding Term B-1 Advances and/or Euro Term B-1 Advances into Replacement Term Loans by “cashless roll” or other similar conversion method reasonably satisfactory to the Agent (such Lenders, “Converting Lenders”);

(d) receipt by the Agent from the respective Borrowers of any interest or fees accrued and unpaid as of the Effective Date with respect to the respective Replaced Term Loans under the Term B-1 Facility and Euro Term B-1 Facility;

(e) receipt by the Agent of customary secretary’s certificates, resolutions and incumbency certificates of the Responsible Officers of Sealed Air Corporation and Diversey Europe B.V.;

(f) receipt by the Agent of a certificate from a Responsible Officer of the Borrowers and dated as of the Effective Date, certifying that (x) no Default or Event of Default has

Sealed Air - Amendment No. 1

occurred and is continuing and (y) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality, in which case such qualified representations and warranties shall be true and correct;

(g) receipt by the Agent, on behalf of itself, the Lenders and each Issuing Bank of a customary favorable written opinion of Simpson, Thacher & Bartlett LLP, New York counsel for the Loan Parties (A) dated the Effective Date and (B) addressed to the Agent, the Lenders and each Issuing Bank on the Effective Date;

(h) the Agent shall have received all documentation and other information that is (i) requested three Business Days prior to the Effective Date and (ii) required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act; and

(i) the Borrowers shall have paid all invoiced accrued fees and out-of-pocket expenses of the Agent and Citigroup Global Markets Inc., as sole lead arranger in respect of this Amendment (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Agent).

3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns (it being understood, for the avoidance of doubt, that the amendments and modifications to the Credit Agreement effected hereby shall be effective as to all Lenders, other Secured Parties and any other party thereto from time to time).

5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended and modified by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swing Line Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Sealed Air - Amendment No. 1

(d) The Converting Lenders will be deemed to be “Lenders” for all purposes under the Credit Agreement, each Converting Lender will be deemed to have converted outstanding Term B-1 Advances and/or Euro Term B-1 Advances into an Advance of Replacement Term Loans on the Effective Date, the Replacement Term Loans with respect to the Term B-1 Facility will be deemed to be “Term B-1 Advances” for all purposes under the Credit Agreement and the Replacement Term Loans with respect to the Euro Term B-1 Facility will be deemed to be “Euro Term B-1 Advances” for all purposes under the Credit Agreement.

(e) Notwithstanding anything in the Credit Agreement to the contrary, the initial Interest Period with respect to the Term B-1 Advances and the Euro Term B-1 Advances after the Effective Date shall end on December 13, 2013 and each of the undersigned, to the extent applicable, hereby waives any breakage payment owing to such Lender pursuant to Section 9.04(c) in connection with this Amendment.

(f) The Agent, the Lenders party hereto and the Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Amendment) and the other Loan Documents.

6. Waiver, Modification, Etc. No provision or term of this Amendment may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced or otherwise in accordance with the terms of the Credit Agreement, including Section 9.01 thereof.

7. Reaffirmation. Each Loan Party hereby (i) ratifies each of the Loan Documents to which it is party and acknowledges and reaffirms that it is bound by all terms of each Loan Document applicable to it and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including its Guaranty) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents.

8. Severability. In the event any one or more of the provisions contained in this Amendment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission (e.g., a “pdf” or “tft”) pursuant to procedures approved by the Agent) shall be as effective as delivery of a manually signed original.

Sealed Air - Amendment No. 1

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Sealed Air - Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

CITIBANK, N.A., as Agent

By:	/s/ Michael Zicari
Name:	Michael Zicari
Title:	Vice President

CITIBANK, N.A., as a Term B Lender and a Euro Term B Lender,

By:	/s/ Michael Zicari
Name:	Michael Zicari
Title:	Vice President

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Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:

SEALED AIR CORPORATION

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Treasurer

CRYOVAC, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	VP & Treasurer

OTHER LOAN PARTIES:

AUTO-C, LLC

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

CPI PACKAGING, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	VP & President

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Amendment No. 1

CRYOVAC INTERNATIONAL HOLDINGS INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

CRYOVAC LEASING CORPORATION

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

DIVERSEY, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President

DIVERSEY PUERTO RICO, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President & Treasurer

DIVERSEY SHAREHOLDINGS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President & Treasurer

JDI POLYMER, LLC

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

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Amendment No. 1

JDI CEE HOLDINGS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

JDI HOLDINGS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

JWP INVESTMENTS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President & Treasurer

POLY PACKAGING SYSTEMS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

PROFESSIONAL SHAREHOLDINGS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President & Treasurer

REFLECTIX, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

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Amendment No. 1

SEALED AIR CORPORATION (US)

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

SEALED AIR LLC

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

SEALED AIR NEVADA HOLDINGS LIMITED

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	President

SEALED AIR SOLUTIONS HOLDINGS, INC.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

SHANKLIN CORPORATION

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

THE BUTCHER COMPANY

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

CIRAS C.V.

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Vice President & Treasurer

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Amendment No. 1

SEALED AIR DE MEXICO S. DE R.L. DE C.V.

By:	/s/ Arlet Jimenez Galicia
Name:	Arlet Jimenez Galicia
Title:	Legal Representative

SEALED AIR AMERICAS MANUFACTURING S. DE R.L. DE D.V..

By:	/s/ Arlet Jimenez Galicia
Name:	Arlet Jimenez Galicia
Title:	Legal Representative

SEALED AIR AMERICAS SERVICE S. DE R.L. DE C.V.

By:	/s/ Arlet Jimenez Galicia
Name:	Arlet Jimenez Galicia
Title:	Legal Representative

DRYPAC PTY. LTD.

By:	/s/ Martin Yii
Name:	Martin Yii
Title:	Secretary

ENTAPACK PTY. LTD.

By:	/s/ Martin Yii
Name:	Martin Yii
Title:	Secretary

DIVERSEY AUSTRALIA PTY. LIMITED

By:	/s/ Martin Yii
Name:	Martin Yii
Title:	Secretary

CRYOVAC AUSTRALIA PTY. LIMITED

By:	/s/ Martin Yii
Name:	Martin Yii
Title:	Secretary

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Amendment No. 1

SEALED AIR AUSTRALIA (HOLDINGS) PTY. LIMITED

By:	/s/ Martin Yii
Name:	Martin Yii
Title:	Secretary

SEALED AIR AUSTRALIA PTY. LIMITED

By:	/s/ Martin Yii
Name:	Martin Yii
Title:	Secretary

SEALED AIR NETHERLANDS (HOLDINGS) B.V.

By:	/s/ Ronnie Thijssen
Name:	Ronnie Thijssen
Title:	Managing Director

SEALED AIR NETHERLANDS (HOLDINGS) I B.V.

By:	/s/ Ronnie Thijssen
Name:	Ronnie Thijssen
Title:	Director

SEALED AIR NETHERLANDS (HOLDINGS) III B.V.

By:	/s/ Ronnie Thijssen
Name:	Ronnie Thijssen
Title:	Director

SEALED AIR (CANADA) HOLDINGS B.V.

By:	/s/ Ronnie Thijssen
Name:	Ronnie Thijssen
Title:	Director

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Amendment No. 1

SEALED AIR B.V.

By:	/s/ Ronnie Thijssen
Name:	Ronnie Thijssen
Title:	Director

SEALED AIR FINANCE B.V.

By:	/s/ Ronnie Thijssen
Name:	Ronnie Thijssen
Title:	Director

CRYOVAC BRASIL LTDA

By:	/s/ Alejandro Nigro
Name:	Alejandro Nigro
Title:	Chief Financial Officer

SONIPAR INDUSTRIAL LTDA

By:	/s/ Alejandro Nigro
Name:	Alejandro Nigro
Title:	General Manager

SEALED AIR EMBALAGENS LTDA

By:	/s/ Alejandro Nigro
Name:	Alejandro Nigro
Title:	General Manager

GETPACKING LIMITED

By:	/s/ Michael Chapman
Name:	Michael Chapman
Title:	Director

SEALED AIR LIMITED

By:	/s/ Michael Chapman
Name:	Michael Chapman
Title:	Director

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Amendment No. 1

SEALED AIR LUXEMBOURG S.À.R.L

By:	/s/ Michael Chapman
Name:	Michael Chapman
Title:	Director

SEALED AIR LUXEMBOURG (I) S.À.R.L

By:	/s/ Michael Chapman
Name:	Michael Chapman
Title:	Director

SEALED AIR MANAGEMENT HOLDING VERWALTUNGS GMBH

By:	/s/ Hans-Otto Bosse
Name:	Hans-Otto Bosse
Title:	Managing Director

SEALED AIR MULTIFLEX GMBH

By:	/s/ Hans-Otto Bosse
Name:	Hans-Otto Bosse
Title:	Managing Director

SEALED AIR VERPACKUNGEN GMBH

By:	/s/ Hans-Otto Bosse
Name:	Hans-Otto Bosse
Title:	Managing Director

SEALED AIR GMBH

By:	/s/ Hans-Otto Bosse
Name:	Hans-Otto Bosse
Title:	Director

SEALED NETHERLANDS (HOLDINGS) II B.V.

By:	/s/ Hans-Otto Bosse
Name:	Hans-Otto Bosse
Title:	Director

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Amendment No. 1

SEALED AIR LUXEMBOURG S.C.A.

By:	/s/ Hans-Otto Bosse
Name:	Hans-Otto Bosse
Title:	Authorized Signatory

DIVERSEY EUROPE B.V.

By:	/s/ Clive Newman
Name:	Clive Newman
Title:	Director

DIVERSEY IP INTERNATIONAL B.V.

By:	/s/ Clive Newman
Name:	Clive Newman
Title:	Director

DIVERSEY EUROPE OPERATIONS B.V.

By:	/s/ Clive Newman
Name:	Clive Newman
Title:	Director

DIVERSEY HOLDINGS II B.V.

By:	/s/ Clive Newman
Name:	Clive Newman
Title:	Director

DIVERSEY PROFESSIONAL B.V.

By:	/s/ Clive Newman
Name:	Clive Newman
Title:	Director

DIVERSEY DEUTSCHLAND GMBH & CO OHG

By:	/s/ Hans-Peter Muller
Name:	Hans-Peter Muller
Title:	Managing Director

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Amendment No. 1

DIVERSEY DEUTSCHLAND MANAGEMENT GMBH

By:	/s/ Hans-Peter Muller
Name:	Hans-Peter Muller
Title:	Managing Director

DIVERSEY GERMANY PRODUCTION OHG

By:	/s/ Hans-Peter Muller
Name:	Hans-Peter Muller
Title:	Director

DIVERSEY GERMANY SERVICES OHG

By:	/s/ Hans-Peter Muller
Name:	Hans-Peter Muller
Title:	Director

SEALED AIR (CANADA) CO./CIE

By:	/s/ Axel Bauer
Name:	Axel Bauer
Title:	President

DIVERSEY CANADA, INC.

By:	/s/ Axel Bauer
Name:	Axel Bauer
Title:	President

DIVERSEY BRASIL INDUSTRIA QUIMICA LTDA

By:	/s/ Ulisses Cason
Name:	Ulisses Cason
Title:	Director

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Amendment No. 1

DIVERSEY B.V.

By:	/s/ Jasper Hoek
Name:	Jasper Hoek
Title:	Director

DIVERSEY HOLDINGS LIMITED

By:	/s/ David Quast
Name:	David Quast
Title:	Director

DIVERSEY LIMITED

By:	/s/ Colin Stubbs
Name:	Colin Stubbs
Title:	Director

DIVERSEY MEXICO, SA DE CV

By:	/s/ David Quast
Name:	David Quast
Title:	Director

DIVERSEY NETHERLANDS PRODUCTION B.V.

By:	/s/ Ruud Niljant
Name:	Ruud Niljant
Title:	Director

DIVERSEY NETHERLANDS SERVICES B.V.

By:	/s/ Marc ter Huurne
Name:	Marc ter Huurne
Title:	Director

DIVERSEY UK PRODUCTION LIMITED

By:	/s/ David White
Name:	David White
Title:	Director

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Amendment No. 1

DIVERSEY UK SERVICES LIMITED

By:	/s/ Helen Hughes
Name:	Helen Hughes
Title:	Director

SEALED AIR JAPAN G.K.

By:	/s/ Shunya Itoh
Name:	Shunya Itoh
Title:	Executor

SEALED AIR LUXEMBOURG (II) S.À.R.L

By:	/s/ Deborah MacDonald
Name:	Deborah MacDonald
Title:	Director

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Amendment No. 1